1


                          SUBSIDIARIES OF REGISTRANT

                             Kelly Services, Inc.


                                                 State/Jurisdiction
       Subsidiary                                 of Incorporation              Business Name
       ----------                                 -----------------             -------------
Kelly Services (Canada), Ltd.                          Canada               Kelly Temporary Services

Kelly Properties, Inc.                                 Michigan             Kelly Properties

Kelly Services (Ireland), Ltd.                         Delaware             Kelly Services
     (a subsidiary of Kelly Properties, Inc.)

Kelly Services (UK), Ltd.                              United Kingdom       Kelly Temporary Services
     (a subsidiary of Kelly Properties, Inc.)

Kelly Assisted Living Services, Inc.                   Delaware             Kelly Assisted Living Services

Kelly Services (Australia), Ltd.                       Delaware             Kelly Temporary Services

Kelly Services (New Zealand), Ltd.                     Delaware             Kelly Temporary Services

Kelly Professional Services (France), Inc.             Delaware             Kelly Professional Services

Kelly Services of Denmark, Inc.                        Delaware             Kelly Services (Danmark)

Kelly Services (Nederland), B.V.                       The Netherlands      Kelly Uitzendburo

Kelly Services Norge A.S.                              Norway               Kelly Bemmanings/oslinger
     (a subsidiary of Kelly Services
     (Nederland), B.V.)

Kelly de Mexico, S.A. de C.V.                          Mexico               Kelly Temporary Services

KSI Acquisition Corporation                            California           Kelly Staff Leasing

Kelly Services (Suisse) Holding S.A.                   Switzerland          Kelly Services Suisse

Kelly Services France S.A.                             France               Kelly Services France

Kelly Services Interim, S.A.                           France               Kelly Services Interim
     (a subsidiary of Kelly Services
     France S.A.)

Competences RH SARL                                    France               Kelly Formation
     (a subsidiary of Kelly Services
     France S.A.)

Kelly Services Luxembourg S.A.R.L.                     Luxembourg           Kelly Services

Kelly Services Italia Srl                              Italy                Kelly Services
     (a subsidiary of Kelly Services, Inc. and
      Kelly Properties, Inc.)

Kelly Services (Societa di fornitura di lavaro         Italy                Kelly Services Italia SpA
      temporaneo) SpA
     (a subsidiary of Kelly Services, Inc. and
      Kelly Properties, Inc.)



                                      2

                    SUBSIDIARIES OF REGISTRANT (continued)

                             Kelly Services, Inc.


                                                 State/Jurisdiction
       Subsidiary                                 of Incorporation              Business Name
       ----------                                 -----------------             -------------

Kelly Services Iberia Holding Company, S.L.            Spain                Kelly Services E.T.T.

Kelly Services Empleo Empresa de Trabajo               Spain                Kelly Services E.T.T.
      Temporal, S.L.
     (a subsidiary of Kelly Services Iberia
      Holding Company, S.L.)

Kelly Services Seleccion y Formacion, S.L.             Spain                Kelly Services E.T.T.
     (a subsidiary of Kelly Services Iberia
      Holding Company, S.L.)

Kelly Services CIS, Inc.                               Delaware             Kelly Services

ooo Kelly Services                                     Russia               Kelly Services
     (a subsidiary of Daylesford Investments
      Limited, a Cyprus Holding Company)

Kelly Services Deutschland GmbH                        Germany              Kelly Services

Kelly Services Consulting GmbH                         Germany              Kelly Services
     (a subsidiary of Kelly Services
      Deutschland GmbH)

Kelly Services Interim (Belgium) S.A., N.V.            Belgium              Kelly Services Interim
     (a subsidiary of Kelly Services, Inc. and
      Kelly Properties, Inc.)

Kelly Services Select (Belgium) S.A., N.V.             Belgium              Kelly Services Select
     (a subsidiary of Kelly Services, Inc. and
      Kelly Properties, Inc.)

Kelly Services Sverige A.B.                            Sweden               Help Personal A.B.

LabStaff Holdings, Pty. Ltd.                           Australia            LabStaff
     (a subsidiary of Kelly Services (Australia),
     Ltd.)

HTM Group                                              Mexico               Kelly Services
     (a subsidiary of Kelly de Mexico S.A.
     de CV and Kelly Properties, Inc.)

Interim Job S.A.R.L.                                   Luxembourg           Interim Job
     (a subsidiary of Kelly Services
      Luxembourg S.A.R.L.)

Expertos en Trabajo E.T.T., S.L.                       Spain                Extra
     (a subsidiary of Kelly Services Empleo
     Empresa de Trabajo Temporal, S.L.)